Exhibit 99.1

Welltower Announces Holding Company Reorganization

UPREIT Structure Improves Ability to Acquire Properties in Tax Deferred Structures

TOLEDO, Ohio, March 7, 2022 /PRNewswire/ —Welltower® Inc. (NYSE: WELL) (the “Company”) today announced that it intends to implement a holding company reorganization (the “Reorganization”) that would structure Welltower as an Umbrella Partnership Real Estate Investment Trust, or UPREIT. In the Reorganization, a new holding company (“New Welltower”) will become the publicly traded parent company and will inherit the name “Welltower Inc.” The current real estate investment trust (“Old Welltower”) will exist as a wholly owned subsidiary of New Welltower initially called “Welltower OP Inc.” and, subject to approval of New Welltower’s shareholders, convert to a Delaware limited liability company, “Welltower OP LLC” (the “LLC Conversion”).

“We are pleased to avail ourselves of this corporate structure, better aligning us with the REIT industry, which will enhance our ability to compete in the acquisition of real estate assets. The conversion, once approved, is a seamless process which will have no impact on our existing shareholders, debt security holders, lenders or other constituencies,” said Shankh Mitra, Welltower’s Chief Executive Officer and Chief Investment Officer. “Additionally, we believe that the conversion will further expand our already robust external growth pipeline, as OP units potentially offer a unique tool for sellers seeking tax deferral and advanced tax planning.”

The Reorganization is intended to align Welltower’s corporate structure with other publicly traded U.S. real estate investment trusts and provide a platform for Welltower to more efficiently acquire properties in a tax-deferred manner. The UPREIT structure will allow owners of appreciated property to contribute such property to an “operating partnership” in exchange for partnership interests therein. Subject to applicable tax requirements, this type of contribution may be done on a tax-deferred basis for the contributors. Following the LLC Conversion, Welltower OP LLC would function as the operating partnership in the UPREIT structure. Partnership interests in Welltower OP LLC will generally entitle its holders to receive the same distributions as holders of New Welltower common stock, and the holders of such interests will generally be entitled to exchange the partnership interests for cash or common stock, at Welltower’s option.

The Reorganization is not anticipated to have any impact on the financial position of Welltower and will not result in any changes to the combined financial statements of the Company, its outstanding debt securities, or business operations. The Reorganization will not impact the payment of the dividend declared by the Company’s board and payable to shareholders of record in accordance with previously announced dividend payment dates.

New Welltower will replace Old Welltower as the public company listed on the New York Stock Exchange (the “NYSE”) and New Welltower common stock will trade on the NYSE on an uninterrupted basis under the existing symbol “WELL” and will retain the CUSIP number of 95040Q104. The NYSE ticker symbols of Welltower’s 4.800% Notes due 2028 (CUSIP number 95040QAA2, NYSE: WELL28) and $4.500% Notes due 2034 (CUSIP number 95040QAB0, NYSE: WELL34) will change, respectively, to WELL/28 and WELL/34 and these notes will retain their existing CUSIP numbers.

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The first step of the Reorganization will be to effectuate a holding company reorganization of Old Welltower (the “Merger”), where New Welltower will succeed Old Welltower as the parent entity. At the Effective Time (as defined below), each share of Old Welltower common stock issued and outstanding immediately prior to the Merger will be converted into an issued and outstanding share of New Welltower common stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old Welltower common stock being converted. Accordingly, upon consummation of the Merger, Old Welltower’s shareholders immediately prior to the consummation of the Merger will become shareholders of New Welltower. Pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), the Merger will not require approval by Old Welltower’s shareholders. Upon the completion of the Merger, and going forward, Old Welltower will own all of Welltower’s assets (other than certain de minimis assets that may be held by New Welltower directly for certain administrative functions). All business activities will be owned by and conducted through Old Welltower, as is typical of an UPREIT structure. All material indebtedness of Old Welltower immediately prior to the Merger is expected to be indebtedness of Old Welltower after the Merger.

As required by Section 251(g) of the DGCL, the certificate of incorporation of Old Welltower will be amended in connection with the Merger to add a “Pass-Through Vote Provision.” The Pass-Through Vote Provision will require the shareholders of New Welltower to approve any act or transaction by or involving Old Welltower (other than the election or removal of directors) that would have required the approval of the shareholders of Old Welltower if taken by Old Welltower prior to the Effective Time, by the same vote as was required by the DGCL and/or by the certificate of incorporation or bylaws of Old Welltower in effect immediately prior to the Effective Time.

Under the DGCL, a conversion of a Delaware corporation to a limited liability company requires the unanimous approval of all shareholders, voting and nonvoting. Normally, New Welltower could approve the LLC Conversion in its capacity as sole shareholder of Old Welltower. However, due to the Pass-Through Vote Provision, all of the shareholders of New Welltower would also have to approve the LLC Conversion. New Welltower will have over 447 million shares outstanding, held by more than 3,100 record and beneficial holders, making the unanimous shareholder approval requirement for the LLC Conversion time consuming, expensive, and likely impossible to achieve. Therefore, in order to provide the benefits of the Reorganization to New Welltower shareholders, Old Welltower expects to include a proposal (the “Proposal”) in its proxy statement for its 2022 annual shareholders’ meeting to allow the shareholders, voting as shareholders of New Welltower, to approve the removal of the Pass-Through Vote Provision so that the LLC Conversion may be approved solely by New Welltower.

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The Merger is scheduled to be effective as of April 1, 2022 (the “Effective Time”). If New Welltower’s shareholders approve the Proposal, the LLC Conversion is expected to be effective shortly following the 2022 annual meeting of shareholders.

For more information on the Reorganization, please see the Form 8-K filed by Welltower Inc. with the Securities and Exchange Commission on March 7, 2022. A set of FAQs is also available on Welltower’s website at https://welltower.com/UPREITfaq.

About Welltower

Welltower® Inc. (NYSE: WELL), an S&P 500 company headquartered in Toledo, Ohio, is driving the transformation of health care infrastructure. The Company invests with leading seniors housing operators, post-acute providers and health systems to fund the real estate and infrastructure needed to scale innovative care delivery models and improve people’s wellness and overall health care experience. Welltower, a real estate investment trust, owns interests in properties concentrated in major, high-growth markets in the United States, Canada and the United Kingdom, consisting of seniors housing, post-acute communities and outpatient medical properties. More information is available at www.welltower.com.

Forward-Looking Statement

This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding the Company’s ability to complete the Reorganization, the impacts of the Reorganization on the Company’s financial condition, business operations, financial statements and outstanding securities and the Company’s ability to realize the expected benefits of Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause the Company’s actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, those factors discussed in the Company’s reports filed from time to time with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.